SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): January 30, 2009
COLONIAL PROPERTIES TRUST
(Exact name of registrant as specified in its charter)

Alabama	1-12358	59-7007599
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification
of incorporation)		Number)
COLONIAL REALTY LIMITED PARTNERSHIP
(Exact name of registrant as specified in its charter)

Delaware	0-20707	63-1098468
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		Number)
2101 Sixth Avenue North, Suite 750, Birmingham, Alabama 35202
(Address of principal executive offices) (Zip Code)
(205) 250-8700
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of Principal Accounting Officer
     On January 30, 2009, the board of trustees (the “Board”) of Colonial Properties Trust (“CLP” and, together with Colonial Realty Limited Partnership, the “Company”) appointed Bradley P. Sandidge, previously CLP’s Senior Vice President Multifamily Accounting and Finance, to the position of Executive Vice President-Accounting. Mr. Sandidge will serve as the principal accounting officer of the Company. As Executive Vice President-Accounting, Mr. Sandidge is responsible for all accounting operations of the Company, including Internal Control functions, compliance with generally accepted accounting principles, SEC financial reporting, regulatory agency compliance and reporting, and management reporting. In connection with this appointment, the Executive Compensation Committee of the Board approved a 2009 base salary for Mr. Sandidge of $175,000.
     Mr. Sandidge, 38, had served as CLP’s Senior Vice President Multifamily Accounting and Finance since joining the Company in 2004 and was responsible for overseeing the accounting operations of the Company’s multifamily operations. Mr. Sandidge is a Certified Public Accountant with over 14 years of real estate experience. Prior to joining the Company, Mr. Sandidge served as Tax Manager for the North American and Asian portfolios of Archon Group, L.P. / Goldman Sachs from January 2001 through June 2004, and worked in the tax real estate practice of Deloitte & Touche LLP from January 1994 through October 1999. Mr. Sandidge holds a Bachelor’s degree in accounting and a Master’s degree in tax accounting from the University of Alabama.
2009 Base Salary Determinations
     On January 30, 2009, the Executive Compensation Committee of the Board of CLP approved a 2009 base salary of $400,000 for C. Reynolds Thompson III, the Company’s President and Chief Financial Officer, and the principal financial officer of the Company, effective as of January 30, 2009. As previously disclosed, on December 30, 2008, Mr. Thompson was appointed to the positions of President and Chief Financial Officer, but the Executive Compensation Committee determined to reevaluate compensation arrangements for Mr. Thompson as part of its normal 2009 compensation review practices.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Amendments to the Declaration of Trust
     On February 3, 2009, CLP filed Articles Supplementary with the office of the Judge of Probate for Jefferson Country, Alabama, to reclassify 6,500 shares of CLP’s Series 1998 Junior Participating Preferred Shares of Beneficial Interest, par value $.01 per share (the “1998 Preferred Shares”), which shares constitute all of the authorized 1998 Preferred Shares, and restore such shares to the status of authorized but unissued preferred shares of CLP without designation as to series. The 1998 Preferred Shares were created and classified by CLP in connection with CLP’s Rights Agreement, dated November 2, 1998, as amended (the “Rights Agreement”), and were to be issued upon the exercise of rights to purchase 1998 Preferred Shares under the Rights Agreement. The Rights Agreement expired by its terms on November 1, 2008 without any rights to purchase having become exercisable to purchase 1998 Preferred Shares.
Amendments to the Bylaws
     On January 30, 2009, the Board approved amendments to CLP’s Bylaws to incorporate the following:
•	to enable shareholders to submit votes via Internet or telephonic proxy;

•	to provide that (if authorized by the Board) shareholders present at meetings also may cast votes by electronic transmission;

•	to clarify the advance notice process by which shareholders may nominate trustees and propose other business to be considered at CLP’s annual meeting of shareholders, which changes include the following: (i) separating into separate subsections the procedure for trustee nominations by shareholders from the procedure for other business proposals by shareholders; (ii) clarifying the manner in which business must be presented in order to be considered at an annual meeting of shareholders; (iii) clarifying that the shareholder’s notice must contain the information requirements specified in the advance notice provision (as described below); and (iv) confirming that the advance notice provisions are in addition to any federal securities law requirements that are applicable if the shareholder is seeking for the proposal to be included in CLP’s proxy materials;

•	to add additional information requirements for shareholder nominations and proposals of other business in connection with an annual meeting of shareholders, which additional information requirements include the following: (i) information regarding any arrangements between the shareholder making the nomination or other business proposal and others regarding such nomination or proposal; (ii) the text of any business proposal and the reasons why such shareholder supports the proposal; (iii) a statement of such shareholder’s indirect ownership interests in shares of CLP; (iv) a description of any hedging arrangements, profit interests, loaned share arrangements or other similar types of arrangements of such shareholder where the intention is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease voting power of such shareholder; and (v) additional representations as to whether such shareholder intends to participate at the meeting in person or by proxy and/or solicit proxies, about such shareholder’s share ownership as of the record date for the meeting and about certain arrangements of such shareholder in effect as of the record date for the meeting; and

•	to conform the non-exclusive list of committees in the Bylaws to the Board’s existing committee structure and to confirm that the governance, audit and executive compensation committees must be comprised of independent trustees, as is the case, in accordance with the New York Stock Exchange listing standards and the rules and regulations promulgated under the federal securities laws and any other independence and other requirements set forth in CLP’s corporate governance guidelines and the applicable committee charters.
All of the foregoing changes are reflected in the marked copy of the Bylaws, as amended, filed as Exhibit 3.2 to this Current Report on Form 8-K and incorporated herein by reference.
* * *
This Current Report on Form 8-K is being filed or furnished, as applicable, on behalf of Colonial Properties Trust (“CLP”) and Colonial Realty Limited Partnership (“CRLP”) to the extent applicable to either or both registrants. Certain of the events disclosed in the items covered by this Current Report on Form 8-K may apply to CLP only, CRLP only or both CLP and CRLP, as applicable.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Attached as exhibits to this form are the documents listed below:

Exhibit	Document

3.1	Articles Supplementary dated February 2, 2009.

3.2	Colonial Properties Trust Bylaws (as amended through January 30, 2009).

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, Colonial Properties Trust and Colonial Realty Limited Partnership now each has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLONIAL PROPERTIES TRUST

Date: February 5, 2009	By:	/s/ John P. Rigrish

John P. Rigrish Chief Administrative Officer

COLONIAL REALTY LIMITED PARTNERSHIP

	By:	Colonial Properties Trust, its general partner

Date: February 5, 2009	By:	/s/ John P. Rigrish

John P. Rigrish Chief Administrative Officer